ANNUAL REPORT

                               SEPTEMBER 30, 2000

                     K I R R , M A R B A C H P A R T N E R S
                                V A L U E F U N D


--------------------------------------------------------------------------------

"HOUSTON, WE'VE HAD A PROBLEM HERE."-- JACK SWIGERT, APOLLO 13 CREW MEMBER, APRIL 13, 1970

--------------------------------------------------------------------------------


OCTOBER 4, 2000

Dear Fellow Shareholder:

After a strong end of summer rally, U.S. stocks stumbled badly in September as a steady stream of companies began announcing to the market, "we've had an earnings problem here." Central banks worldwide raised interest rates on 130 occasions during the past 15 months. The Federal Reserve increased short-term rates by 175 basis points (1.75%) and the European Central Bank by 200 basis points (2.00%). Tightening of credit slows economic activity with a time lag and the cumulative effect is starting to bite. Crude oil hit a 10-year high and other energy prices are skyrocketing. While some market watchers argue energy costs are not as large a proportion of expenditures in the U.S. as they once were, they are very visible and impact consumer behavior, at the margin. The euro hit an all-time low versus the U.S. Dollar, down 27% since its introduction in January of 1999. The U.S. government recently intervened in the crude oil market by stating its intention to release 30 million barrels from the Strategic Petroleum Reserve and in the currency market by selling dollars and buying euros. Both interventions curiously occurred on the very same day, which, coincidentally, was six weeks ahead of a presidential election. Whether or not these twin interventions have any lasting impact on the oil or currency markets is anyone's guess. However, it is clear this "cocktail" of higher rates, higher energy and a weaker euro has proved deleterious to the profitability of a significant part of corporate America.

As we have stated more times than we can remember, certain sectors of the market, particularly technology, have been priced for absolute perfection. Many market experts predicted the Fed would engineer an economic "soft landing" and technology earnings would climb 20-30% or more ad infinitum (notwithstanding the historical HIGHLY CYCLICAL nature of tech earnings). Fundamentals and earnings have once again become relevant in 2000 and the market has severely punished the stocks of companies who have disappointed. This phenomena has hurt the tech sector particularly hard, as investors in a sector priced for perfection cut an Apple Computer by MORE THAN HALF, for what the company characterized as a one time "bump in the road."

THIS IS UNEQUIVOCALLY GREAT NEWS FOR US IN THAT THIS DOSE OF HARSH REALITY HAS FORCED MARKET PARTICIPANTS TO REASSESS AND REFOCUS ON FUNDAMENTALS. WE VIEW OUR PART OF THE MARKET AS STILL EXTREMELY ATTRACTIVELY VALUED AND INVESTORS HAVE FINALLY STARTED TO TAKE NOTICE. Bob Farrell of Merrill Lynch is one of the last of a dying breed, the still-employed cautious market strategist. Farrell summed up our thoughts very succinctly in a recent research publication:

"Although (stock) price is basically a function of earning power, psychology determines how much the earning power is worth at a given moment. When psychology is enthusiastic and tainted with greed, investors pay almost any price for a given level of earnings. Or they may forego earnings altogether, as they did with the Internet stocks, if they think they have a conceptual new era. Similar, but opposite extremes in psychology, on the other hand, can result in investors ignoring earnings no matter how much they improve if a sector of the market is viewed as having unexciting prospects. Either way, psychology often can be more influential on price than all the economic statistics. The world of imagination knows no bounds until reality intervenes. Something happened in the first quarter as the new millennium dawned. A sea change developed as the boom in new economy stocks bubbled to a halt and the long-neglected old economy majority began to find support. There is no less a positive reality for the information technology revolution or diminished importance of the Internet, but what investors are willing to pay for those prospects has changed. Over the long term, returns from growth and value investing have been about the same, but over shorter time spans, sometimes as long as five years, one or the other can show substantially differentiated returns. Although this usually causes investors to begin to doubt the usefulness of the approach that is lagging, history tells us to expect a return to the mean and a shift back to the lagging method. It is no surprise, therefore, that the market performance pendulum has started to swing back toward value. BASED UPON THE EXTREME OF GROWTH OUTPERFORMANCE IN RECENT YEARS, IT SHOULD NOT BE SURPRISING TO SEE VALUE OUTPERFORM FOR AN EXTENDED PERIOD."

    PERIODS ENDING                FUND                S&P 500             VALUE LINE         S&P 400 MIDCAP
  SEPTEMBER 30, 2000          TOTAL RETURN             INDEX                INDEX                INDEX
-------------------------  --------------------  -------------------  -------------------  -------------------
       3 months                   +9.5%                -1.0%                +3.4%                +12.2%
       6 months                  +11.3%                -3.6%                -1.2%                +8.5%
       9 months                  +15.4%                -1.4%                -1.4%                +22.2%
       12 months                 +16.8%                +13.3%               +2.2%                +43.2%
--------------------------------------------------------------------------------------------------------------

(1)  Past performance does not reflect how the Fund may perform in the future.

(2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

(3) The Value Line Index is an unmanaged, equally-weighted index which includes 1,700 U.S. stocks.

(4) The S&P 400 Midcap Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for medium capitalization stocks.

THE STOCK MARKET

The third calendar quarter of 2000 was the worst quarter in terms of negative surprise earnings pre-announcements since the second quarter of 1998, more than two years ago. According to First Call, 65% of companies pre-announcing earnings for the third quarter indicated their earnings would be less than forecast, 24% indicated their earnings would be in line with forecast and only 12% said their earnings would be better than forecast. The overall tone of third quarter earnings pre-announcements was obviously quite negative, with a number of large, (formerly) highly regarded industry leaders revealing their current and/or future business prospects were somewhat less than perfect. In a market priced for perfection, the fallout from earnings disappointment was swift and severe. The table below illustrates ten of the third calendar quarter's more noteworthy earnings disasters, which resulted in a cumulative destruction ALMOST A HALF TRILLION DOLLARS of market value/wealth (roughly the equivalent of the COMBINED market capitalization of AT&T, Boeing, Ford, General Motors and Merrill Lynch):



                        DATE OF EARNINGS    STOCK PRICE      STOCK PRICE
                          DISAPPOINTMENT      PRIOR TO         9/29/00     % CHANGE        LOSS OF
  COMPANY                                   DISAPPOINTMENT                                MARKET VALUE
  Intel Corporation         9/21/00          $61.4800         $41.5625      -32.4%     -$133.7 Billion
  Lucent Technologies       7/20/00          $64.5000         $30.5000      -52.7%     -$113.5 Billion
  Microsoft Corporation     7/18/00          $78.5000         $60.2500      -23.2%     -$92.4 Billion
  Nokia Oyj                 7/27/00          $54.9375         $39.8125      -27.5%     -$70.9 Billion
  Dell Computer             8/10/00          $41.7500         $30.8125      -26.2%     -$28.6 Billion
  The Gap, Inc.             8/10/00          $31.2500         $20.1250      -35.6%      -$9.5 Billion
  Apple Computer, Inc.      9/28/00          $53.5000         $25.7500      -51.9%      -$9.0 Billion
  Eastman Kodak             9/26/00          $59.0000         $40.8750      -44.3%      -$5.6 Billion
  Albertson's, Inc.         8/22/00          $31.3750         $21.0000      -33.1%      -$4.4 Billion
  Lexmark Int'l             7/21/00          $64.0000         $37.5000      -41.4%      -$3.4 Billion

  TOTAL                                                                               -$471.0 BILLION

We've utilized a lot of space in past letters to shareholders explaining the risks to the technology bull argument, so we'll briefly review what we've said and what has happened subsequently. Our observation was technology investors were paying ever-increasing multiples of ever-increasing earnings estimates, a dangerous and highly combustible mix. Technology companies have historically exhibited a very CYCLICAL pattern to their earnings, contrary to the straight-line (or increasing rate) growth assumptions utilized by the bulls. An academic study by Josef Lakonishok and Louis D. Chan, finance professors at the University of Illinois at Urbana-Champaign, concluded a technology company sustaining consistent, above-average earnings growth for each of the next five years is "so rare as to approach statistical insignificance." Our conclusion was (and is), if history was (is) not totally irrelevant, the rate of technology companies failing to meet earnings growth expectations is being SIGNIFICANTLY UNDERESTIMATED by investors.

What has happened since the spring of 2000 to bring about the sea change in investor perception and psychology towards the technology sector? First, investors discovered stocks can't live on hype alone (witness the continuing Internet Tech Wreck of 2000); fundamentals are what ultimately set the price in the market. Second, investors' lofty expectations have proven to be increasingly at risk of disappointment (witness the list above). In some ways, the technology sector has become a victim of its own success. Tech succeeded in garnering a rapidly increasing share of capital spending over the past five years, nearly doubling its share of nominal GDP in ten years. Tech has clearly been the engine powering the acceleration of the U.S. economy over the past several years and the stocks have benefited mightily. It stands to reason the sector that led and was the biggest beneficiary of the economic upturn will play an equally important role in the inevitable economic slowdown. In a recent report, J.P. Morgan stated a wide gap has developed between the level of cash flow being generated by the U.S. corporate sector ($827 billion at an annual rate in Q2/2000) and the level of capital expenditures ($964 billion). Private and public capital markets that were once happy to finance this cash flow deficit are not nearly as accommodative now. This cash flow deficit cannot continue indefinitely and if capital expenditure projects are deferred or cut, the technology sector will quickly feel the pain. The seas are becoming rougher for the technology sector and, if we experience a "hard" economic landing rather than the "soft" landing which is currently priced into the market, an increasing number of technology "boats" are going to end up on the rocks.

We've worked hard to find companies with FINANCIAL STRENGTH, STRONG MANAGEMENT and GOOD PROFITABILITY, whose stock represents COMPELLING VALUE. In short, we look at a stock as if we're buying the business and try to identify good, solid businesses selling at attractive prices. As the market focus has shifted from hype and hope to fundamental analysis, we've seen increased interest in our type of names. We're pleased for our fellow shareholders that our value investment style seems to be back IN style with the market. We see no fundamental reason why this should not continue, regardless of the difficulties experienced in the still overpriced segments of the market.

THE ECONOMY

We realize predicting economic outcomes, especially in writing, is a losing proposition, so we're not about to start. That said, the risk of a "hard" economic landing or recession has certainly ticked up over the last several weeks. The conventional market wisdom has been the Fed will engineer a "soft" economic landing, with growth gliding down gently to a full-employment, non-inflationary, continued high corporate profitability nirvana. However, as stated in our opening paragraph, three "flies" have appeared in the proverbial ointment; the lagged impact of higher interest rates, the collapse of the euro and the significant increase in energy prices.

Central banks worldwide have raised short-term interest rates relentlessly over the past fifteen months. Interest rates impact economic activity with a lagged effect, which means you can make an educated guess that a given increase will slow economic growth, but you can't be sure when. Similarly, no straight-line relationship exists between a given change in rates and the magnitude of the change in economic growth. Taken together, interest rate policy is tricky and imprecise, at best. It seems the 130 worldwide rate increases have clearly started to "bite" into economic growth, but it's less clear how deep the bite will be.

The euro went from a high of $1.18 at its introduction in January of 1999 to $0.85 at its pre-intervention low (before closing the third calendar quarter of 2000 at $0.88). This mid-20 percent collapse has wreaked havoc on both sides of the Atlantic. American corporations doing business in "Euroland" have seen their earnings decimated in the currency translation from euros to dollars. The 11 West European nations have seen import prices soar, particularly oil, which is priced in dollars and much more heavily taxed than in the U.S. Economists cite Euroland's slower economic growth (vs. the U.S.) and their insatiable appetite for U.S. assets, both in the form of portfolio purchases of equity and direct corporate acquisitions, as key factors in the euro's decline versus the dollar. J.P. Morgan stated non-U.S. investors bought $176 billion (annualized) of U.S. equities in the first half of 2000, while U.S. investors bought $99 billion of non-U.S. equities, a net inflow into U.S. equities of $77 billion. The $176 billion purchased by foreigners in 2000 represents an 80% increase over 1999 and dwarfed the $10-$15 billion of foreign portfolio purchases as recently as 1995-1996. Foreign direct investment (acquisitions) was at a $257 billion annualized rate in the first half of 2000, not dramatically ahead of 1999, but multiples larger than the $60-$85 billion common in the middle of the 1990s. What's been bad for the euro has been great for the dollar and U.S. economy, which has been spared the ills that usually accompany a huge trade deficit--a weaker currency, higher inflation and higher interest rates. Now that the bloom may be off the rose for the U.S. equity market, given its poor performance thus far in 2000, it will be interesting to see if this foreign capital inflow weakens or reverses.

U.S. benchmark West Texas Intermediate crude oil hit a 10-year high of $37.44/barrel in late September, before falling to $30.84 in the wake of the government's announcement of its intention to release 30 million barrels from the Strategic Petroleum Reserve. Whether the "true" market price settles at $30 or $40 or somewhere in between, it will be dramatically higher than the $11.37/barrel oil fetched at the beginning of 1999. In addition, U.S. refiners are running at effective capacity, so additional supply of crude oil will not help matters materially over the near term. While this has generally caused little more than an increasing volume of grousing here in the U.S. (unless you're an independent truck driver or running for president), this has become a near crisis in parts of Asia and a huge issue in Europe, as a weak currency combined with a soaring commodity and high taxes to produce $5/gallon gasoline. Closer to home, the real interesting story for this winter promises to be the price of natural gas, which more than half of U.S. households use to heat their homes (by contrast, 29% use electricity to heat and 9% fuel oil). Natural gas sold for $5.09/mmbtu at the end of the third quarter, an increase of 117% over the price twelve months ago. Note there is no Strategic Gas Reserve, nor is it practical to import gas from outside North America. There is an outside possibility industrial gas users could see supplies interrupted, if we have a colder than normal winter. For practical purposes, the net effect on consumers is similar to a tax increase, which will have a negative impact on demand for consumer goods and services.

To use an analogy, the Fed attempting to glide an economy as large as that of the U.S. to a "soft landing" is as difficult proposition as a Navy pilot trying to land a jet on the pitching deck of an aircraft carrier on a moonless night with twenty foot seas. As Stephen Roach of Morgan Stanley Dean Witter put it, "subpar economic growth is a precarious place to be." The Fed has applied the flaps to slow the economy's air speed, but the slower moving aircraft is more vulnerable to a shock-induced "hard landing" as it approaches its "stall" speed. As he pointed out, contrary to popular belief, shocks are the norm, not the exception. There is no question the huge growth in U.S. worker productivity (compliments of the boom in technology capital spending) has been a tremendous boon to the economy. However, there is a downside to the productivity miracle few have focused on. In general, there is a fair amount of excess capacity worldwide, which has translated into very limited pricing power throughout this expansion (witness the subdued growth in the CPI). In the inevitable slowdown in growth, price weakness will likely accelerate, forcing companies to slash costs/capacity in an attempt to maintain profit margins. If you are management and want to cut costs, you can stop buying computers or buy fewer computers going forward, but you can't "fire" the computer you bought yesterday. You can cut payroll, however, and the risk is with the consumer up to his ears in installment and stock margin debt (currently running at a historical high of 24.5% of disposable income--up from 18.4% during 1965-1995), job losses or fear of job losses couldcause consumer spending to contract significantly, exacerbating the slowdown.

SUMMARY

The next few months promise to be both interesting and most challenging for investors. The presidential race is shaping up as the closest since 1960, with the market anxious to see if the voters give the eventual winner a broad mandate. Our take is Wall Street, political ideology aside, is not particularly enamored with the prospect of either the increased spending proposed by Mr. Gore or the tax cuts proposed by Mr. Bush, both of which would serve to attack the current budget SURPLUS. The Street would like to see the status quo of legislative gridlock maintained, insuring neither proposal sees the legislative light of day, regardless of who is inaugurated next January.

We want to emphasize to our fellow shareholders that though we expect our value investment style to outpace growth, hopefully for an extended period, THE DAYS OF 20% COMPOUND ANNUAL RETURNS WILL NOT RETURN ANYTIME SOON. We've explained how high P/E technology stocks have come to dominate the major stock indexes. As those stocks falter, the indices they dominate will struggle. In this environment, a manager able to compound returns at 8-10% will be doing an outstanding job. Whether its flooding the system with liquidity or intervening in the commodity and currency markets, we expect the government to bring all the firepower at its disposal to bear in an attempt to insure a strong market going into the election. To reiterate the point from the opening section, the world of imagination knows no bounds until reality intervenes. We believe that moment is soon to arrive, if it hasn't already. We look forward to the challenge and relish our opportunity to shine for our fellow shareholders in this new reality.

Regards,



/s/Mark D. Foster                       /s/Mickey Kim
-------------------                     -----------------
Mark D. Foster, CFA                      Mickey Kim, CFA
President                                Vice President, Treasurer and Secretary


[GRAPH]

                         1/1/99       3/31/99      6/30/99     9/30/99  12/31/99
Kirr Marbach Partners
Value Fund               $10,000      $10,040       $11,570     $9,910   $10,024
S&P 500                  $10,000      $10,498       $11,238     $10,537  $12,105
Value Line Index         $10,000      $9,401        $10,740     $9,669   $10,021
S&P 400 Midcap Index     $10,000      $9,362        $10,688     $9,790   $11,473

3/31/00           6/30/00           9/30/00
$10,396           $10,566           $11,571
$12,382           $12,053           $11,936
$10,008           $9,563            $9,885
$12,929           $12,502           $14,021


THIS CHART ASSUMES AN INITIAL INVESTMENT OF $10,000. PERFORMANCE REFLECTS FEE WAIVERS IN EFFECT. IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

AS OF THE FISCAL YEAR ENDED SEPTEMBER 30, 2000 THE FUND HAS CHOSEN TO USE THE S&P 500 INDEX, THE S&P 400 MIDCAP INDEX, AND THE VALUE LINE INDEX AS ITS COMPARISON BENCHMARKS.

                                              AVERAGE ANNUAL RATE OF RETURN (%)
                                    --------------------------------------------
                                       ONE YEAR ENDED      SINCE INCEPTION* TO
                                     SEPTEMBER 30, 2000    SEPTEMBER 30, 2000
                                    --------------------------------------------
Kirr Marbach Partners Value Fund           16.77%                 8.67%
S&P 500 **                                 13.28%                10.66%
Value Line Index ***                        2.23%                -0.66%
S&P 400 Midcap Index ****                  43.22%                21.33%

        *  DECEMBER 31, 1998.

       ** THE STANDARD & POOR'S 500 INDEX (S&P 500) IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR LARGE CAPITALIZATION STOCKS.

      *** THE VALUE LINE INDEX IS AN UNMANAGED, EQUALLY-WEIGHTED INDEX WHICH INCLUDES 1,700 U.S. STOCKS.

     **** THE S&P 400 MIDCAP INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM CAPITALIZATION STOCKS.

                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000


ASSETS:
     Investments, at current value
         (cost $15,369,689)                     $20,026,791
     Receivable for investments sold                359,219
     Receivable for Fund shares sold                  6,273
     Dividends receivable                            25,315
     Interest receivable                              7,215
     Other assets                                     2,765
                                              ---------------
     Total Assets                                20,427,578
                                              ---------------

LIABILITIES:
     Payable for securities purchased               182,130
     Payable to Adviser                              10,601
     Accrued expenses                                51,936
                                              ---------------
     Total Liabilities                              244,667
                                              ---------------

NET ASSETS                                      $20,182,911
                                              ===============


NET ASSETS CONSIST OF:
     Capital stock                              $18,290,482
     Undistributed net investment
         loss                                       (17,206)
     Undistributed net realized loss
         on investments                          (2,747,467)
     Net unrealized appreciation
         on investments                           4,657,102
                                              ---------------
     Total Net Assets                           $20,182,911
                                              ===============


Shares outstanding (500,000,000
     shares of $0.01 par value
     authorized)                                  1,753,351



Net asset value, redemption price
     and offering price per share                  $  11.51
                                              ===============

 STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000


INVESTMENT INCOME:
    Dividend income
        (net of withholding of $852)              $ 216,944
    Interest income                                  67,469
                                            ----------------
    Total Investment Income                         284,413
                                             ----------------
 EXPENSES:
     Investment Adviser fee                         182,286
     Shareholder servicing and
        accounting costs                             58,702
    Administration fee                               34,903
    Professional fees                                31,515
    Federal and state registration                   11,348
    Custody fee                                       7,975
    Distribution fees                                15,544
    Reports to shareholders                           2,631
    Directors fees                                    6,195

    Other                                             6,769
                                            ----------------
    Total expenses before
        reimbursement                               357,868
    Less:  Reimbursement from
        Investment Adviser                          (84,439)
                                            ----------------
    Net Expenses                                    273,429
                                            ----------------
NET INVESTMENT INCOME                                10,984
                                            ----------------

REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:                   (2,115,417)
Net realized loss on investments
    Change in unrealized appreciation/
        (depreciation) on investments             4,966,231
                                            ----------------
    Net realized and unrealized gain              2,850,814
        on investments                      ----------------



NET INCREASE IN NET ASSETS
    RESULTING FROM

    OPERATIONS                                 $ 2,861,798
                                            ================


                     See notes to the financial statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

STATEMENT OF CHANGES IN NET ASSETS
                                                                              DECEMBER 31, 1998(1)
                                                     YEAR ENDED               THROUGH
                                                     SEPTEMBER 30, 2000       SEPTEMBER 30, 1999
                                                     --------------------- ------------------------
OPERATIONS:
Net investment income                                     $ 10,984              $ 29,205
Net realized loss on investments                      (  2,115,417)             (632,050)
Change in unrealized appreciation/(depreciation)
      on investments                                     4,966,231              (309,129)
Net increase/(decrease) in net assets resulting      -----------------         ---------------
      from operations                                    2,861,798              (911,974)
                                                     -----------------         ---------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                3,106,089             19,310,833
Shares issued to holders in reinvestment
      of dividends                                          95,116                      -
Cost of shares redeemed                                 (3,954,598)              (225,888)
Net increase/(decrease) in net assets from           ----------------          ----------------
         capital share transactions                     (753,393)              19,084,945
                                                     ----------------          ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                          (81,953)
                                                                                          -
     Tax return of capital                               (16,512)                         -
                                                     ---------------           -----------------
                                                         (98,465)                          -
                                                     ---------------           -----------------
TOTAL INCREASE IN NET ASSETS                         2,009,940                       18,172,971
                                                     ---------------           -----------------

NET ASSETS:
     Beginning of period                            18,172,971                               -
                                                    ----------------           -----------------
     End of period (including undistributed
     net investment income/(loss) of ($17,206)
     and $53,763, respectively)                    $20,182,911                $ 18,172,971
                                                   =================            ===============


CHANGES IN SHARES OUTSTANDING:
     Shares sold                                       302,902                  1,854,244
     Shares issued to holders in reinvestment
     of dividends                                       9,637                          -
     Shares redeemed                                  (392,721)                   (20,711)
                                                   ----------------           -----------------
         Net increase/(decrease)                      (80,182)                  1,833,533
                                                   ================           =================
 (1) Commencement of operations.



                     See notes to the financial statements.


                     K I R R , M A R B A C H P A R T N E R S
-------------------------------------------------------------------------------
                                V A L U E F U N D

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period

                                                                                          DECEMBER 31, 1998(1)
                                                               YEAR ENDED                        THROUGH
                                                            SEPTEMBER 30, 2000             SEPTEMBER 30, 1999
                                                            ----------------------      --------------------------
PER SHARE DATA:
Net asset value, beginning of period                                  $9.91                          $10.00
                                                             ----------------                ----------------

Income from investment operations:
      Net investment income                                            0.00                            0.04
      Net realized and unrealized gain/(loss)
      on investments                                                   1.65                           (0.13)
                                                             ----------------                ----------------
      Total from investment operations
                                                                       1.65                           (0.09)
                                                             ----------------                ----------------

Less distributions:
      Dividends from net investment income                            (0.04)
                                                                                                          -
      Tax return of capital                                           (0.01)
                                                                                                          -
                                                             ----------------                ----------------
                                                                      (0.05)                              -
                                                             ----------------                ----------------
      Net asset value, end of period                                 $11.51                           $9.91
                                                             ================                ================
TOTAL RETURN                                                          16.77%                         (0.90)% (2)

SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period                                 $20,182,911                     $18,172,971
      Ratio of expenses to average net assets:
           Before expense reimbursement                               1.97%                           3.01% (3)
           After expense reimbursement                                1.50%                           1.50% (3)

      Ratio of net investment income/(loss) to average
      net assets
           Before expense reimbursement                               (0.41)%                         (0.76)% (3)
           After expense reimbursement                                 0.06%                           0.75% (3)

      Portfolio turnover rate                                         96.48%                          77.79%

  (1) Commencement of operations.
  (2) Not annualized.
  (3) Annualized.


                           See notes to the financial statements.
--------------------------------------------------------------------------------
                    K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2000

   NUMBER                                         NUMBER
  OF SHARES                      VALUE           OF SHARES                                VALUE
--------------                                 --------------                            -----------
COMMON STOCKS - 92.3%                                       FOOD & BEVERAGE - 5.6%
BUSINESS SERVICES - 1.2%                           21,600   CBRL Group, Inc.              $ 310,500
21,500   Cendant Corporation*  $ 233,812           12,200   Darden Restaurants, Inc.        253,912
                              ------------         19,600   The Kroger Co.*                 442,225
                                                    9,800   Wild Oats Markets, Inc.*        115,150
                                                                                          ------------
                                                                                          1,121,787
                                                                                          ------------
BUSINESS SUPPLIES - 0.6%
21,000   Daisytek International
             Corporation*        132,562
                                ------------

COMMUNICATIONS & MEDIA - 6.6%                               INSURANCE - 7.2%

                                                   11,400   The Allstate Corporation         396,150
 7,743   Adelphia Communications                   7,300   Annuity and Life Re
          Corporation - Class A* 213,416                   (Holdings), Ltd.                  176,113

58,000   Citizens Communications                    7,150   MBIA, Inc.                       508,544
             Company*            779,375           13,200   Torchmark Corporation            367,125
                                                                                        ---------------
14,000   Emmis Communications                                                              1,447,932
          Corporation - Class A* 346,500                                                ---------------
                               --------------
                               1,339,291                    MANUFACTURING / PRODUCTION - 11.1%
                               --------------
                                                    9,700   The B.F. Goodrich Company        380,119
                                                   23,100   EMCOR Group, Inc.*               600,600
         CONSUMER PRODUCTS - 2.3%
26,100   Tupperware Corporation  469,800           23,900   Engelhard Corporation            388,375
                               --------------      17,600   Precision Castparts Corp.        675,400

ENERGY / NATURAL RESOURCES - 11.0%                  9,200   The Sherwin-Williams
4,700    Anadarko Petroleum                                 Company                          196,650
          Corporation            312,362                                                ---------------
                                                                                           2,241,144
                                                                                        ---------------
9,350   Devon Energy Corporation   562,402
6,600   El Paso Energy Corporation 406,725                  MEDICAL - 4.5%
13,200  Kinder Morgan, Inc         540,375           11,600 St. Jude Medical, Inc.*          591,600
13,900   USX - Marathon Group      394,413           8,500 Tenet Healthcare Corporation*    309,188
                                -------------                                           ---------------
                                 2,216,277                                                  900,788
                                --------------                                          ---------------

         FINANCIAL SERVICES - 14.1%                    PHARMACEUTICALS - 3.7%
30,700   Allied Capital Corporation 637,025         6,900   Elan Corporation plc ADR*        377,775
26,200   Commercial Federal                        11,000   ICN Pharmaceuticals, Inc.        365,750
           Corporation              501,075                                                ---------------
                                                                                             743,525
                                                                                           ---------------
10,400   The New Dun & Bradstreet
                Corporation*        176,800                 PUBLISHING - 2.3%
8,900    Equifax, Inc.              239,744          13,000 The Reader's Digest
12,300   H&R Block, Inc.            455,869                 Association, Inc. - Class A      459,063
                                                                                           ---------------
24,900   KeyCorp                    630,281
22,100   Sovereign Bancorp, Inc.    204,425                 RETAIL - 1.9%
                                --------------
                                  2,845,219          32,700 J. C. Penney Company, Inc.       386,269
                                --------------                                             ---------------


                                 See notes to the financial statements.
--------------------------------------------------------------------------------

                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2000

   NUMBER                                                                 PRINCIPAL
  OF SHARES                                        VALUE                    AMOUNT                                   VALUE
--------------                                 --------------            ------------                              ------------
         TECHNOLOGY - 5.9%                                                      SHORT-TERM INVESTMENTS - 6.9%
 5,900   Electronics for Imaging, Inc.*       $ 148,975                         VARIABLE RATE DEMAND NOTES**
14,850   NYFIX, Inc.*                           664,538
17,600   Sensormatic Electronics                                     $549,308   American Family, 6.24%            $ 549,308
          Corporation*                          264,000               403,245   Wisconsin Electric, 6.24%           403,245
10,700   Walt Disney Internet Group*            113,687               393,654   Sara Lee Corp., 5.73%               393,654
                                               --------------
                                                   1,191,200           50,084   Wisconsin Corporate Central
                                               --------------                   Credit Union, 6.29%                  50,084
                                                                                                                    -----------
         TELECOMMUNICATIONS - 0.6%
3,400    IDT Corporation*                            132,175                    Total short-term investments
                                               --------------                   (cost $1,396,291)                 1,396,291
                                                                                                                  ----------------
         TOYS - 1.2%
21,500   Mattel, Inc.                                240,531                    Total investments - 99.2%
                                               --------------                   (cost $15,369,689)                    20,026,791

         TRAVEL & RECREATION - 2.3%
40,000   Hilton Hotels Corporation                   462,500                    Other assets in excess of
                                               --------------                   liabilities - 0.8%
                                                                                                                          156,120
                                                                                                                   ---------------
         UTILITIES & RELATED - 10.2%
19,800   Calpine Corporation*                      2,066,625
                                                --------------
                                                                                TOTAL NET ASSETS -100.0%               $20,182,911
                                                                                                                     ===============
              Total common stocks
                (cost $13,973,398)                18,630,500
                                               --------------
                                                                                      * -- Non-income producing security.
                                                                                     ** -- Variable rate security.  The rates
                                                                                           listed are as of September 30, 2000.
                                                                                     ADR -- American Depository Receipt.



                           See notes to the financial statements.

--------------------------------------------------------------------------------
                                      K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                                 V A L U E F U N D

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2000

1.  ORGANIZATION AND           The Kirr Marbach Partners Fund, Inc. (the
SIGNIFICANT ACCOUNTING         "Corporation") was organized as a Maryland
POLICIES                       corporation on September 23, 1998 and is
                               registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value
                               Fund (the "Fund"). The investment objective of the Fund is to seek long-term capital growth. The
                               Fund commenced operations on December 31, 1998.

                               The following is a summary of significant accounting policies consistently followed by the Fund.

                               a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                               b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                                c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                               d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                               e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2000

                               g) Other - Investment and shareholder
                               transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2. INVESTMENT TRANSACTIONS     The aggregate purchases and sales of securities,
                               excluding short-term investments, by the Fund for the year ended September 30, 2000, were as follows:

                                                          PURCHASES        SALES

                                U.S. Government.........$      -      $       -
                                Other...................$17,573,742  $16,365,537

                               At September 30, 2000, gross unrealized
                               appreciation and depreciation of investments for tax purposes were as follows:

                                 Appreciation       $ 5,683,434
                                 (Depreciation)      (1,026,332)
                                                     ------------
                                 Net appreciation on
                                 investments        $ 4,657,102
                                                     ============

                               At September 30, 2000, the cost of investments for federal income tax purposes was $15,369,689.

                               At September 30, 2000, the Fund had accumulated net realized capital loss carryovers of $759,595, which expire in 2008. In addition, the Fund realized, on a tax basis, post-October losses through September 30, 2000 of $1,987,872. These losses are not recognized for tax purposes until the first day of the following fiscal year.

                               Net investment income may differ for financial and tax reporting purposes as a result of organizational costs which have been capitalized and are being amortized for tax purposes over a 60 month period.

3. AGREEMENTS                  The Fund has entered into an Investment Advisory
                               Agreement with Kirr, Marbach & Company, LLC (the
                               "Investment Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                               Until February 28, 2001, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Funds other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. Accordingly, for the year ended September 30, 2000, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $84,439. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2001. Any waiver or reimbursement is subject to later

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2000

                               adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed, $233,184 as of September 30, 2000, to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

                               Rafferty Capital Markets, Inc., (the
                               "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the year ended September 30, 2000, the Fund incurred expenses of $15,544 pursuant to the 12b-1 Plan.

                               Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.

INDEPENDENT AUDITORS' REPORT

                               THE SHAREHOLDERS AND BOARD OF TRUSTEES
                               THE KIRR, MARBACH PARTNERS VALUE FUND:

                               We have audited the accompanying statement of assets and liabilities of Kirr, Marbach Partners Value Fund (the "Fund"), including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year ended September 30, 2000 and period December 31, 1998 (commencement of operations) through September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year ended September 30, 2000 and period December 31, 1998 (commencement of operations) through September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.

                               /s/KPMG LLP
                               -----------------
                               Chicago, Illinois
                               November 1, 2000



                                D I R E C T O R S
                                 MARK D. FOSTER
                                   MICKEY KIM
                                JEFFREY N. BROWN
                                 MARK E. CHESNUT
                               JOHN F. DORENBUSCH

                        P R I N C I P A L O F F I C E R S
                            MARK D. FOSTER, President
               MICKEY KIM, Vice President, Treasurer and Secretary

                        I N V E S T M E N T A D V I S E R
                          KIRR, MARBACH & COMPANY, LLC
                              621 WASHINGTON STREET
                             COLUMBUS, INDIANA 47201

                              D I S T R I B U T O R
                         RAFFERTY CAPITAL MARKETS, INC.
                             1311 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                                C U S T O D I A N
                               FIRSTAR BANK, N.A.
                                   THIRD FLOOR
                             615 E. MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                           A D M I N I S T R A T O R ,
                         T R A N S F E R A G E N T A N D
                 D I V I D E N D - D I S B U R S I N G A G E N T
                        FIRSTAR MUTUAL FUND SERVICES, LLC
                                   THIRD FLOOR
                             615 E. MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                   I N D E P E N D E N T A C C O U N T A N T S
                                    KPMG LLP
                               303 E. WACKER DRIVE
                             CHICAGO, ILLINOIS 60601

         THIS REPORT SHOULD BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.